UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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☒	Soliciting Material Under §240.14a-12

Magnum Hunter Resources Corporation

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As previously disclosed, on January 19, 2011 Magnum Hunter Resources Corporation (the “Company”) announced that it has entered into an Arrangement Agreement, dated as of January 19, 2011, with NuLoch Resources Inc. (“NuLoch”) and MHR ExchangeCo Corporation, an indirect wholly owned subsidiary of the Company (“ExchangeCo”), pursuant to which the Company through ExchangeCo will acquire all of the issued and outstanding equity of NuLoch.  In connection with such announcement, the Company updated its Corporate Presentation available in the Investors section on its website at www.magnumhunterresources.com to include slides related to the proposed transaction.  A copy of the presentation is included below.

MAGNUM HUNTER RESOURCES CORPORATION
Corporate Presentation
January 2011

Forward Looking Statements
1/18/11
The statements and information contained in this presentation that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. In addition, with respect to our pending acquisitions of NGAS Resources, Inc. and NuLoch Resources Inc., forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transactions; the ability to complete the proposed transactions considering the various closing conditions; the benefits of such transactions and their impact on the Company’s business; and any statements of assumptions underlying any of the foregoing. In addition, if and when either proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”,
“anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among other, the following: adverse economic conditions in the United States and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.
With respect to the Company’s pending acquisitions, factors, risks and uncertainties that may cause actual results, performance or achievements to vary materially from those anticipated in forward-looking statements include, but are not limited to, the risk that either proposed transaction will not be consummated; failure to satisfy any of the conditions to either proposed transaction, such as in the case of the NGAS transaction the inability to obtain the requisite approvals of the NGAS shareholders and the Supreme Court of British
Columbia, or in the case of the NuLoch transaction the inability to obtain the requisite approvals of NuLoch’s shareholders, the Company’s shareholders and the Court of Queen’s
Bench of Alberta; adverse effects on the market prices of NGAS’s or NuLoch’s common stock and on operating results because of a failure to complete either proposed transaction; failure to realize the expected benefits of either proposed transaction; negative effects of announcement or consummation of either proposed transaction on the market price of the common stock of either NGAS or NuLoch; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies following the proposed transaction; and other factors. These factors are in addition to the risks described in our public filings made from time to time with the Securities and Exchange Commission. Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results made differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this document. Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events, or otherwise. We urge readers to review and consider disclosures we make in our public filings made from time to time with the Securities and Exchange Commission that discuss factors germane to our business, including our Annual Report on Form 10-K for the year ended December 31, 2009, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Additional Information

In connection with the NuLoch transaction, the Company will file a preliminary proxy statement and definitive proxy statement with the SEC.
The information contained in the preliminary filing will not be complete and may be changed. STOCKHOLDERS ARE URGED TO READ
THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH
THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE
PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION
AND THE PARTIES THERETO.
The definitive proxy statement will be mailed to the Company’s stockholders seeking their approval of the issuance of the MHR Shares
(including the MHR Shares issuable upon exchange of the Exchangeable Shares) as consideration for the proposed transaction. The
Company’s stockholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to:
Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor
Relations. In addition, the preliminary proxy statement, definitive proxy statement and other relevant materials filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by the Company by visiting the Investors section of the Company’s website at www.magnumhunterresources.com.
Participants in the Solicitation
The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation is available in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on September 3, 2010.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The MHR Shares and Exchangeable Shares to be issued in the proposed transaction in exchange for NuLoch Shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company intends to issue such shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act. The Arrangement Agreement
contemplates that the issuance of the MHR Shares upon exchange of the Exchangeable Shares will be registered under the Securities Act.

Executive Summary

Magnum Hunter Resources has been repositioned over the past
eighteen months by new management to acquire, own, and
operate properties within three of the most prolific resource plays in the United States:
 • South Texas - Eagle Ford Shale
 • Appalachia - Marcellus Shale / Huron / Weir
 • North Dakota - Williston Basin / Bakken / Three Forks Sanish /
                    Madison
 The Company’s strategy is to create substantial
 shareholder value through a balanced program of
 acquisitions and low-risk development and exploitation
 drilling exclusively in unconventional resources plays
 with an oil or liquids rich focus.

Current Portfolio Regions

Williston Basin / Bakken / Three Forks Sanish /
Madison
South Texas / Eagle Ford
Appalachian Basin / Marcellus / Huron /
Weir
Oil Producing
Gas Producing
Magnum Hunter is focused exclusively on unconventional resource plays

2011 CAPEX of $150 million

Appalachia
Midstream
(Pipeline/Processing)
$25.0 mm
Appalachia
$59.9 mm
Eagle
Ford
$65.1 mm
40%
43%
17%

Business Strategy
➢ MHR will employ business strategies similar to those successfully executed in the past by Senior Management at the Old Magnum Hunter
 ➢ Balanced program of opportunistic acquisitions and low-risk development (exclusively in resource plays)
 ➢ Efficient deployment of capital
 ➢ Low cost operator and acquirer
 ➢ Limited exploration exposure
➢ New Management is growing the asset base and production of the New MHR with a predominate focus on:
 ➢ Core areas in unconventional resource plays:
 • Eagle Ford Shale
 • Marcellus Shale / Huron / Weir
 • Bakken / Three Forks Sanish / Madison
 ➢ All new properties are predominately operated
 ➢ Oil and liquids component favored to dry gas properties
 ➢ Enhancing owned and acquired properties with significant acreage positions for new drilling opportunities and midstream expansion associated with Company owned assets
 ➢ Leveraging operating and financial expertise, successful track record, and existing relationships with
 Industry Partners, Banks, Private Equity Investors and Hedge Funds

BOE / DAY
3000
2800
2600
2400
2200
2000
1800
1600
1400
1200
1000
800
600
400
200
0
Annual Increase of 78%
Q3'07A
Q4'07A
Q1'08A
Q2'08A
Q3'08A
Q4'08A
Q1'09A
Q2'09A
Q3'09A
Q4'09A
Q1'10A
Q2'10A
Q3'10A
Q4'10E(i)

Production Growth by Quarter (1Q07 - 4Q10)

(i) Estimated 4Q10 production exit rate. Estimate as of December 31, 2010.

Magnum Hunter
Existing Property Portfolio

- The Eagle Ford Shale continues to be one of the country's hottest new shale plays with 110 drilling rigs currently running.
- To date, over 1,030 wells have been permitted and/or drilled in twenty different counties.
- A record 209 drilling permits were issued in December 2010 (132 in 2009)
- Eagle Ford Acreage Position – 48,159 gross acres (23,704 net)
  - Potential for 100+ Drilling Locations
    - Gonzales County – ~34,876 gross acres (16,740 net)
      - MHR / Hunt JV – 29,576 gross acres
      - MHR / EOG – 2,300 gross acres
      - MHR / GeoSouthern JV – 3,000 gross acres
    - Fayette & Lee Counties – 7,890 acres (3,764 net)
    - Atascosa County – 5,393 acres (3,200 net)
- Eagle Ford Shale Characteristics
    - 75' to 150' in thickness
    - Significant oil window
    - 8% to 10% porosity
    - 60% to 80% brittle rock
    - Large reserve potential
    - Favorable operations
    - Available infrastructure

10

South Texas - Eagle Ford Shale

EAGLE FORD SHALE OIL TREND

EAGLE FORD SHALE TREND
Focus In On Window
APACHE CORPORATION
Approximate Updip Limit
Of Oil Generation
Oil/Gas Transition
Zone
MAGNUM HUNTER RESOURCES
Areas of Focus: 48,159 Gross Acres Leased
Gonzo Hunter #1H
On Line October 2010
BURLESON
FAYETTE
GONZALES
LAVACA
PETROHAWK
DEWITT
Approximate Updip Limit
Of Oil Generation
CONOCOPHILLIPS COMPANY
FRIO
ATASCOSA
KARNES
LA SALLE
McMULLEN

South Texas - Eagle Ford Shale

TREND HIGHLIGHTS
• Multiple Industry Acreage Expansion
 Opportunities
• Potential EUR of 200,000 to 500,000
   BO/well
• Completed horizontal well cost of $5.5 to
 $8.8MM
• Focus leasing activity in “Oil Window”
 of the Eagle Ford Shale (8,000'-11,000')
• 48,159 gross / 23,704 net acres leased in focus
 areas with 100+ possible EFS horizontal
 locations

EAGLE FORD SHALE OIL TREND

- **Gonzo North #1H** - Gonzales County (50% WI • Operated)

South Texas - Eagle Ford Shale
 ➢ Magnum Hunter’s 2010 Drilling Activity
 ➢ Gonzo Hunter #1H - Gonzales County (50% WI •
 Operated)
 ➢ 4,365’ lateral with 9 out of 11 stages fraced
 ➢ Flowing (Produced 27,000 ± BO to date)
 ➢ Lagunillas Camp #1H - Atascosa County (100% WI •
 Operated)
 ➢ 5,050’ lateral with 15 stages fraced
 ➢ Flowing (Produced 3,000 ± BO to date)
 ➢ Lagunillas Camp #2H - Atascosa County (100% WI •
 Operated)
 ➢ 4,600’ lateral with 14 out of 16 stages fraced
 ➢ Flowing (Produced 11,000 ± BO to date)
 ➢ Southern Hunter #1H - Gonzales County (50% WI •
 Operated)
 ➢ 4,460’ lateral with 14 stages fraced
 ➢ Flowing (Produced 10,000 ± BO to date)
 ➢ Completed - Waiting on frac (Feb. 13, 2011)
 ➢ Cinco Ranch #1H - Gonzales County (50% WI • Hunt
 Operator)
 ➢ Drilling
 ➢ Cinco Ranch #2H - Gonzales County (50% WI • Hunt
 Operator)
 ➢ 5,541’ lateral
 ➢ Completed - waiting on frac (Feb. 20, 2011)
Summary
2 wells currently drilling in Gonzales County, TX
4 wells completed and producing
2 wells waiting on fracture stimulation
- drilling
- completed

COUNTY
MHR / HUNT
AMI Acreage
29,376 Gross Acres
GONZALES COUNTY
Oil Window
MHR / EOG Joint Acreage
Gross Acres
Magnum Hunter Resources Acreage
EOG Approximate Acreage
KARNES TROUGH
14 Miles
LAVACA COUNTY
Wet Gas
Window
DE WITT COUNTY
Magnum Hunter Resources

South Texas - Eagle Ford Shale
34,876 - Gross Acres / MHR 50% WI JV
60 - Possible Well Locations
Estimated Typical Well:
Cost: $5.5 to $8.8 MM
EUR: 350 to 520 Mboe
IP: 300 to 1,000 Bopd
PEACH CREEK PROSPECT
GONZALES CO. TX

High Case:
IP: 1,000 Bbl/D
Initial Decline: 99%
Hyperbolic Factor b: 1.3
EUR: 490 MBbl
Gonzales County, Eagle Ford
Price Sensitivity
Current CAPEX $6.2 Million
Low Case:
IP: 350 Bbl/D
Initial Decline: 90%
Hyperbolic Factor b: 1.0
EUR: 250 MBbl
High Case
Low Case
NPV10%
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
IRR: 335%
IRR: 230%
IRR: 155%
IRR: 101%
IRR: 41%
IRR: 29%
IRR: 20%
IRR: 12%
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
Oil Price, $/Bbl

14

Economic Sensitivity of Eagle Ford

Triad Hunter General Overview

Reserve Overview
➢ 9.2 MMBoe with a $104.3 million PV-10 (SEC pricing, as of 12/31/10)
➢ 9.6 MMBoe with a $142.5 million PV-10 (NYMEX strip pricing, as of 12/31/10)
➢ R/P ratio of 14 years
➢ Approximately 2/3 of reserves and production are oil
➢ Over 2,000 wells
➢ Current daily production ~ 1,700 Boe/d

Acreage	➢ 94,795 net acres in Ohio, West Virginia & Kentucky ➢ 50,652 net Marcellus acres
Pipeline
➢ Over 182 miles of existing pipeline and rights of way (“Eureka Hunter Pipeline”)
➢ Installed and operating new 20” pipeline to handle 200 - 300 million cubic feet per day
➢ Ordered new cryogenic gas processing plant (200 Mmcfd Capacity)

Infrastructure	➢ Infrastructure assets include (i) three drilling rigs (ii) two commercial salt water disposal facilities and (iii) significant amount of oilfield equipment
➢ The new assets of Triad Hunter were from a 23 year-old oil & gas exploration and production company with operations focused in the Appalachian Basin (Ohio,
 Kentucky, and West Virginia) including Marcellus Shale potential

Appalachia - Current Areas of Operation

West Virginia
Ohio
Kentucky
Pittsburgh
Triad Hunter
Headquarters

Key Marcellus Trends

➢ The Marcellus is one of the most attractive shale plays in the United States
➢ The Marcellus has one of the lowest break-even price levels of all the shale plays and will remain attractive throughout the commodity cycle
➢ Development is accelerating rapidly in the liquids rich areas
➢ EUR’s are improving from longer laterals and new fracing methods
➢The Marcellus is close to U.S. population centers and has access to significant interstate pipelines
➢Marcellus gas trades at a premium to Henry Hub
➢Deeper potential is emerging in the area where MHR operates (Utica Shale)

5 Acres
5156'
5042'
5258'
5571'
5662'
3638'
1077'

18

Triad Hunter Weese Hunter #1 / #3
Triad Hunter, LLC
Weese Hunter #1 / #3
(100% WI)
➢First Horizontal Wells in Tyler County
➢Weese Hunter #1 flowing (IP ~7
   Mmcfed)
➢Weese Hunter #3 flowing
Triad Hunter, LLC
➢42,000 Marcellus acres
➢New Eureka Hunter
Gathering system with
interconnections into
Dominion and Columbia

Economic Sensitivity of Marcellus
Gas Price, $/MMBtu
Completed Well Cost - $3.5MM
High Case: (Magnum Hunter)
IP: 7 Mmcf/D
Initial Decline: 99%
Hyberbolic Factor: 1.6
EUR: 5 Bcf
Middle Case: (Range, Cabot)
IP: 5 MMcf/D
Initial Decline: 99%
Hyberbolic Factor b: 1.6
EUR: 4.527 Bcf
Low Case: (Trans Energy)
IP: 2.5MMcf/D
Initial Decline: 54.8%
Hyberbolic Factor b: .8
EUR: 2.875 Bcf
High
Middle
Low
NPV10%
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
IRR: 562.0%
IRR: 427.7%
IRR: 248.4%
IRR: 255.0%
IRR: 194.6%
IRR: 85.4%
IRR: 132.4%
IRR: 68.2%
IRR: 51.1%
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
Gas Price/MMBtu

Economic Sensitivity of Marcellus

Areas of Operation (Including Pipeline)

Recently Acquired
Properties
(PostRock $40MM
Acquisition)
Triad Hunter Acreage
Acquired PostRock Properties
Columbia Gas Transmission
Dominion Transmission
Eureka Hunter Pipeline
(Existing and Proposed)

Eureka Hunter Pipeline
➢ Triad originally acquired the Eureka Pipeline and associated rights of way in
 August 2003
 ▪ 182 miles of rights of way
 ▪ Separated in two areas: Northern West Virginia (approximately 114 miles)
 and Central West Virginia (approximately 68 miles)
➢ Northern West Virginia section is situated in the heart of the Marcellus Shale development
 ▪ Located through many counties: Pleasants, Tyler, Ritchie, Wetzel, Marion,
 Harrison, Doddridge, Lewis and Monongalia
➢ Reconfiguring existing low pressure gathering system to move between 200 -
 300 million cubic feet of natural gas per day in high pressure environment
➢ Further expansion of new system planned for 2011
➢ New gas processing equipment ordered and under construction
 ▪ Delivery anticipated in October 2011
 ▪ 200 Mmcfd Capacity

Eureka Hunter Groundbreaking
Ceremony
Gary C. Evans
Chairman and CEO
Magnum Hunter Resources Corporation
Jim Denny
Executive Vice President of Operations
Magnum Hunter Resources Corporation
Dottie Underwood
Governor's Representative
State of West Virginia
Roger and Sandra Weese
Land Owners

New 20” Pipeline Under Construction

North Dakota - Williston Basin
➢ Three horizontal wells drilled Q4 2009 with IP of approximately 600 BOE/d (gross)
     combined
➢ Additional future wells planned once litigation settled with working interest partner
➢ Bakken / Three Forks Sanish potential development on western fields
➢ Existing secondary oil recovery efforts expected to generate additional production growth in 2011
Acreage:  15,000 gross acres
MHR Interest:    43%
Description
 Primary:   Eden Valley, Flaxton, Lake Darling,
                     Lake View, Portal, SW Glenburn,
                    Upper Deslacs, Wheaton, Woburn
 Secondary:  North Grano, Mohall, E. Flaxton
 Injecting Field: E. Flaxton, Glenburn, N. Grano, Lake
                     Darling, Mohall, Pratt, West Greene

Location: Burke, Renville, Ward, Bottineau,
  and McHenry Counties, North Dakota

➢ 2.5 MMboe total proved reserves

Secondary Recovery Program

Unitize
Drill New Wells
Re-pressurize
Secondary Recovery
Tertiary Recovery
Field
North Grano
East Flaxton
Mohall
Lake Darling
Glenburn
West Greene
Pratt
Eden Valley
Flaxton
Lake View
Portal
SW Glenburn
U. Des Lac
Wheaton
Woburn
Capital Invested by MHR
Since December 2006
$28 Million ±
3.0 Mmbbls
Proved
5.2 Mmbbls
Probable
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17
Years

25

Recently Announced Acquisitions
➢NuLoch Resources - $327 million
➢NGAS - $98 million

NuLoch Resources, Inc. Acquisition
Public Company (TSX-V: NLR) (OTCQX: NULCF)

Reserves (i)
➢ Estimated proved reserves of 5.9 MMBoe as of December 31, 2010 (85%
 crude oil and 35% PDP)
➢ Estimated probable reserves of 3.3 MMBoe as of December 31, 2010
➢ Long-lived reserves with an R/P ratio of 10.4 years

Production	➢ Current corporate productive capacity of approximately 1,550 Boe/d ➢ 85% crude oil; 69% from the Williston Basin ➢ 13.6 net Bakken/Three Forks Sanish producing wells
Acreage	➢ 71,600 net acres in the Williston Basin (32,900 in Divide and Burke Counties) ➢ 50,680 net acres located in Alberta
Drilling Opportunities	➢ Multi-year inventory of approximately 267 net identified Williston Basin drilling locations ➢ Drilling locations targeting the Bakken/Three Forks Sanish
➢ On January 19, 2011, Magnum Hunter announced that it entered into a definitive agreement to acquire Williston Basin focused NuLoch Resources, Inc. in an all common stock transaction valued at approximately $327 million (USD).
(i) NuLoch Resources, Inc. internal estimates as of 12/31/2010

NuLoch – Areas of Operation

Williston Basin Properties:

- 267 net unrisked drilling locations
  - 23 booked, 244 unbooked
  - 231 Three Forks Sanish, 36 Bakken
  - 31.4 Mmboe Risked, 80 Mmboe unrisked
- Net productive capacity of 1,070 Boe/d
- Divide & Burke County:
  - 32,900 net acres
  - Bakken/Three Forks Sanish Potential
- Saskatchewan:
  - 38,700 net acres
  - Three Forks Sanish Potential

Peace River Arch
Operated Light Oil
Central Alberta
(Non-Core)
Tableland (S. Saskatchewan)
Bakken & Three Forks Sanish
Divide & Burke County, ND
Bakken & Three Forks Sanish

Alberta Properties:

- 50,680 net acres
- Net daily production of 480 Boe/d (53% light crude oil)

28

NuLoch - Williston Basin Acreage Map

72% Avg. NRI
38,700 net acres
23% Avg. NRI
6,700 net acres
9.5% Avg. NRI
24,500 net acres

Summary Terms of NuLoch Acquisition

Total transaction value of approximately $327 million
➢ Magnum Hunter has agreed to acquire NuLoch for $2.50 (Canadian) per share with a fixed exchange ratio of 0.3304, which was based on the seven-day volume weighted average price of Magnum Hunter’s common stock as of January 18, 2011, of $7.63 per share
➢ Magnum Hunter will issue approximately 42.8 million new common shares to NuLoch common shareholders, representing approximately 32% of Magnum Hunter’s current fully diluted common shares outstanding, assuming final close of the NGAS Resources (“NGAS”)
 acquisition announced by the Company on December 27, 2010
➢ As of December 31, 2010, NuLoch had no outstanding long term debt
➢ Magnum Hunter has received a commitment for a new $250 million senior credit facility with an initial borrowing base of $145 million secured by the Company’s existing asset base, including the assets being acquired from NGAS and NuLoch; BMO Capital Markets will syndicate the new bank facility
➢ NuLoch CEO (Geologist) and entire geological/engineering team coming to Magnum Hunter and will run Rocky Mountains / Williston Basin Division
➢ The transaction is expected to close on or before April 30, 2011

Transaction Highlights

➢ Seasoned professional management team with long histories in creating substantial shareholder value
➢ Strategically focused on developing large in-place light oil resource plays in the Williston
 Basin
➢ Multi-year inventory of approximately 267 net identified Williston Basin drilling locations targeting the Bakken and Three Forks Sanish formations
➢ Adds significant scale to Magnum Hunter’s existing Bakken/Three Forks Sanish position
➢ Joint Venture arrangements with leading operators in North Dakota include:
 ▪ Samson
 ▪ Baytex Energy
➢ Transitioning from acreage accumulation to exploitation and development
➢ Estimated risked reserve potential of 31.4 MMBoe
➢ Initial 30-day production rates (“IP rate”) in the 180 to 450 Boe per day range with estimated ultimate recoveries (“EUR’s”) in the 185 to 475 MBoe range per well

NuLoch - Capital Expenditure Schedule

2010 CAPEX
$63.1 MM
2011E CAPEX
$80.3 MM
Saskatchewan
$32.0
Saskatchewan
$43.3
North Dakota
$35.5
North Dakota
$29.6
Other $1.5
Other $1.5
($ in millions)
Note: The Saskatchewan CAPEX is discretionary due to being 100% operated

MHR Pro Forma

➢ Over $1 Billion Market Capitalization
➢ Debt-to-Total Capitalization less than 20%
➢ Current daily production in excess of 6,000 boe/d (approximately 55% oil / liquids)
➢ Total Proved Reserves of approximately 32 MMBoe
➢ Significant land positions in three of the top five unconventional resource plays
 ▪ Bakken, Marcellus, and Eagle Ford
➢ Over 547,000 net acres
 ▪ Eagle Ford: 23,704 net acres
 ▪ Appalachia: 394,795 net acres (includes 50,652 net Marcellus acres)
 ▪ Williston Basin/Bakken: 78,050 net acres
 ▪ Other: 51,423 net acres (includes 50,680 net Alberta acres)
➢ Identified inventory of over 500 drilling locations
Upon completion of the NGAS and NuLoch acquisitions, Magnum Hunter will have the following:

Pro Forma Proved Reserves

(i) 12/31/2010 SEC proved reserves
(ii) 12/31/2010 NuLoch internal estimates
(iii) 12/31/2009 SEC proved reserves
	Pro Forma Proved Reserves

	Bcf	MMBbl	MMBoe

MHR(i)	39.5	6.8
% PDP	34%	53%	44%

NuLoch(ii)	7.8	4.6	5.9
% PDP	41%	34%	35%

NGAS(iii)	58.0	3.4	13.1
% PDP	63%	59%	62%

Total Pro Forma	105.3	14.8
% PDP	50%	49%	49%

NGAS Acquisition
(Public Company Traded on NASDAQ)

Reserve Overview
➢ 78.4 Bcfe proved reserves at year-end 2009
➢ 74% natural gas and 65% PDP
➢ Long-lived with an R/P ratio of 23 years
➢ Over 1,400 producing wells
➢ Daily production of approximately 9.2 Mmcfe as of September 30,
 2010

Acreage	➢ 300,000 net acres in the Appalachian Basin ➢ 68% undeveloped ➢ Ability to hold significant acreage without substantial drilling expenditures through HBP acreage and partnership funds
Drilling Opportunities
➢ Multi-year inventory of approximately 2,400 identified low-risk horizontal drilling locations (historical success ratio of 98%)
➢ Exposure to highly attractive Huron Shale
➢ Additional liquids potential in emerging Weir oil play

➢ On December 27, 2010, Magnum Hunter announced the execution of a definitive agreement to acquire Appalachian Basin focused NGAS Resources, Inc. for approximately $98 million in common stock and assumed liabilities. Magnum
 Hunter has agreed to acquire NGAS for $0.55 per share with a fixed exchange ratio of 0.0846 based on an agreed Magnum Hunter stock price of $6.50 per share. There are no collars on the fixed exchange ratio based on the trading price of either Magnum Hunter and/or NGAS.

Summary Terms of NGAS Acquisition
Total transaction value of approximately $98 million, including:
MHR Shares to be Issued
➢ 4.2 million MHR common shares, or approximately $27.3 million, issued to NGAS shareholders
➢ 2.4 million MHR common shares, or approximately $15.9 million, issued to certain holders of NGAS’ 6% Convertible Notes which are expected to convert into NGAS common shares at or prior to closing
➢ $10 million payment to a third-party to restructure an “out-of-market” gas gathering agreement through issuance of MHR common shares at closing

Liabilities and Other Items
➢ Senior credit facility with approximately $35.2 million outstanding
➢ Approximately $14.7 million in remaining NGAS 6% Convertible Notes to be paid off
➢ Other long-term debt of about $6.3 million secured by other assets to be assumed
➢ Cash and positive working capital of $11.6 million as of September 30, 2010

Areas of Operation

➢ 98% drilling success rate
➢ Multiple, low-risk
 opportunities
➢ Long-lived asset
➢ 1,200 Btu gas
➢ Extensive infrastructure
➢ Large undeveloped areas
 due to coal mining
 activities
➢ New horizontal drilling
 technology increasing oil
 and gas recoveries
➢ 50% interest in existing
 natural gas processing
 plant
Kentucky
West Virginia
Ohio
Maryland

Addition Information - NGAS

Additional Information about the Proposed Transaction
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, NGAS Resources, Inc. will file a proxy statement and NGAS Resources, Inc. and Magnum Hunter Resources Corporation will file other relevant materials with the SEC. INVESTORS
AND SECURITY HOLDERS OF NGAS RESOURCES, INC. ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER
RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE
MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.
Investors and security holders may obtain a free copy of the proxy statement and other relevant materials when they become available and any other documents filed by Magnum Hunter Resources Corporation and NGAS Resources, Inc. with the SEC, at the SEC’s website at
www.sec.gov. The proxy statement and such other documents filed by NGAS Resources Inc. may also be obtained for free by contacting
NGAS Resources, Inc. at 959-263-3948 or 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509-1844 or visiting NGAS
Resources, Inc.’s website at www.ngas.com. Copies of any materials filed by Magnum Hunter Resources Corporation may also be obtained for free by contacting Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 910,
Houston, Texas 77056 Attention: Investor Relations or visiting Magnum Hunter Resources Corporation’s website at
www.magnumhunterresources.com.
Participants in the Solicitation
Magnum Hunter Resources Corporation, NGAS Resources, Inc. and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NGAS Resources, Inc.
shareholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Magnum Hunter Resources Corporation’s executive officers and directors in the solicitation by reading the proxy statement for Magnum Hunter Resources Corporation’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on September 3, 2010, and the proxy statement relating to the proposed transaction and other relevant materials filed with the SEC when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of NGAS Resources, Inc.’s executive officers and directors in the solicitation by reading the proxy statement for NGAS Resources, Inc.’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2010, and the
NGAS Resources, Inc.’s proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. Certain executives and directors of NGAS Resources, Inc. have interests in the proposed transaction that may differ from the interests of NGAS Resources, Inc.’s shareholders generally, including benefits conferred under severance, retention and change of control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction will be described in the proxy statement when it becomes available.

Financial Overview

Recent Financing Highlights
➢ Raised approximately $55 million of new common equity since September
 2009
 ➢ Insider participation by Chairman and CEO, Vice Chairman, EVP/CFO, and five directors
➢ New $150 million three-year Senior Secured Revolving Credit Facility provided by BMO, Capital One, UBS, KeyBanc, and Amegy Bank ($71.5
 million current borrowing base ¹
➢ Issued $100 million of Series C Perpetual Preferred Stock (non-
 convertible)
 ➢ Listed preferred stock on the NYSE Amex - MHR.PrC
 ➢ Callable at par by MHR in December 2011

Capital Markets
Total Capital of ~$242 million*
* Includes $15 million of Series B Redeemable Convertible Preferred Stock (issued on February 12, 2010 to Triad’s lenders) and redeemed on June 7, 2010
(1) Adjusted for the 10/29/10 sale of the 10% non-operated working interest in the Cinco Terry Prospect located in Crockett County, Texas. Further adjusted for the 11/30/10 Addition of $6.5 million to the current borrowing base designated for Eureka Hunter Pipeline, LLC.

Capitalization

Magnum Hunter Resources Corporation
($ in thousands)

	9/30/2010
Cash and Equivalents	$837
Long-term Debt	
Revolving Credit Facility	$50,000
Equipment Loan	$2,689
Total Long-term Debt	$52,689
Series C Preferred Stock	$28,844
Stockholders' Equity	$70,194
Total Capitalization	$151,727
Debt / Total Capitalization [1]	35%
Net Debt / Total Capitalization	34%

[1] Current Debt to Total Capitalization < 20%

41

SEC Pricing, 12/31/10 (1)			Strip Pricing, 12/31/10 (2)		
	Oil/NGL MMbbls	Gas MMcf	Equivalent MMboe	Oil/NGL MMbbls	Gas MMcf	Equivalent MMboe
PDP	3.609	13.401	5.843	3.861	14.350	6.253
PDNP	0.111	5.431	1.016	0.114	6.036	1.120
PUD	3.104	20.564	6.531	3.632	21.167	7.160
	6.824	**39.396**	**13.390**	**7.607**	**41.553**	**14.533**

* Reserve estimates provided by Independent Engineers

(1) SEC Pricing: $79.43/bbl, $4.37/Mcf, using new SEC guidelines.

(2) NYMEX Futures Strip Pricing at December 31, 2010

Proved Reserves

➢ As of December 31, 2010

MHR Reserves and Production

December 31, 2010
Proved Reserves: 13.4 Mmboe;
44% PDP; 51% Oil / Liquids
December 31, 2010
Daily Production Exit Rate
2,732 boe per day; 55% Oil / Liquids
62%
14%
North Dakota
22%
Appalachia
2%
Louisiana
Appalachia
67%
12%
19%
2%
Louisiana
North Dakota
Texas

BOE/D
12,000
10,000
8,000
6,000
4,000
2,000
0
293% Annual Production Growth Rate
2010 Avg Daily Production
2010 Exit Rate
1Q11 (Includes PostRock)
2Q11 (Includes NGAS)
3Q11 (Includes NuLoch)
4Q11 (Includes All)
2011 Exit Rate

Pro Forma 2011 Production Growth

Magnum Hunter
NGAS
NuLoch
1,600
2,700
2,900
6,400
8,650
10,200
10,600

- As of January 2011

	1Q11	2011	2012
Natural gas Hedges			
Swaps			
Volume (MMbtu/d)	113	112	99
Price per MCF	$5.98	$5.98	$6.15
Collars			
Volume (MMbtu/d)	2,142	2,113	1,884
Floor Price per MCF	$5.37	$5.37	$5.00
Ceiling Price per MCF	$7.43	$7.43	$8.65
Total Gas Volume Hedged	202,995	811,980	723,600
Total PDP	399,555	1,598,220	1,143,700
Total % of Natural Gas PDP Hedged	51%	51%	63%
Crude Hedges			
Floors			
Volume (Bbls/d)	488	615	151
Price per bbl	$83.36	$83.72	$80.00
Swaps			
Volume (Bbls/d)	43	42	N/A
Price per bbl	$85.08	$85.08	N/A
Collars			
Volume (Bbls/d)	497	496	187
Floor Price per bbl	$73.49	$73.49	$78.66
Ceiling Price per bbl	$95.95	$95.95	$102.14
Total Oil Volume Hedged	92,455	421,070	123,592
Total PDP	90,003	360,010	290,710
Total % of Crude Oil PDP Hedged	103%	117%	43%

Summary of Commodity Hedges in Place

2011 % Estimated Natural Gas Production Hedged

RRC 100%
PXD 92%
CHK 92%
NFX 70%
UPL 54%
MHR 51%
DNR 45%
BBG 44%
NBL 44%
PXP 34%
ECA 33%
APA 31%
FST 28%
APC 24%
TLM 22%
DVN 20%
SWN 20%
COG 7%
XEC 5%
EOG 4%
CNQ 0%
NXY 0%
SU 0%
OAS 0%
WTI 0%
0%
25%
50%
75%
100%
125%

2011 % Estimated Crude Production Hedged

MHR 117%
DNR 83%
PXP 79%
PXD 69%
APC 54%
NFX 43%
COG 35%
OAS 34%
FST 30%
NBL 28%
XEC 28%
APA 20%
BBG 19%
WTI 18%
DVN 16%
EOG 9%
CHK 4%
CNQ 0%
ECA 0%
NXY 0%
RRC 0%
SU 0%
SWN 0%
TLM 0%
UPL 0%
0%
25%
50%
75%
100%
125%

2011 Production Hedges

 Source: Morgan Stanley & Co. Research, Exploration & Production 1/18/11
*
*
* Company prepared estimates

60%
50%
40%
30%
20%
10%
0%
57%
47%
35%
35%
34%
33%
31%
25%
25%
24%
23%
20%
19%
17%
16%
15%
13%
13%
13%
12%
8%
6%
6%
4%
3%
Granite Wash - Liquids Rich Horiz.
Eagle Ford Oil
Marcellus Shale - SW Liquids Rich
Williston Bakken
Horizontal Niobrara
Eagle Ford Shale - Liquids Rich
Marcellus Shale - SW
Pinedale
Cana Woodford Shale
Horn River Basin
Eagle Ford Shale - Dry Gas
Marcellus Shale - NE
Barnett Shale - Core
Huron Shale
Barnett Shale - Southern Liquids Rich
Woodford Shale - Arkoma
Barnett Shale
Fayetteville Shale
Haynesville Shale - Core LA / TX
Piceance Basin Valley
Granite Wash - Horiz.
Haynesville / Bossier Shale - NE TX
Cotton Valley Vertical
Cotton Valley Horizontal
Powder River CBM

IRR’s of Top U.S. Shale Plays

 Source: Credit Suisse Equity Research
Year:	1	2	3	4	5	6	7	8+
WTI Oil:	$76.69	$82.05	$85.39	$87.11	$88.41	$89.88	$92.02	$92.02
NYMEX Gas:	$4.47	$4.63	$5.30	$5.61	$5.81	$5.96	$6.14	$6.14
MHR Active Resource Plays

$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
5/13/2009
6/13/2009
7/13/2009
8/13/2009
9/13/2009
10/13/2009
11/13/2009
12/13/2009
1/13/2010
2/13/2010
3/13/2010
4/13/2010
5/13/2010
6/13/2010
7/13/2010
8/13/2010
9/13/2010
10/13/2010
11/13/2010
12/13/2010
1/13/2011

Recent Key Events

Share Price Improvement of Approximately 2,163%
(Best Performing Energy Stock in 2009 and 2010 YTD)
New

Mgmt.
Name
Change
2Q Results /
Mid-year Reserves
Announcement of
Sharon Resources
Acquisition
Announcement of
Triad Acq. and New Credit Facility
Plan for Triad
Approved by
Courts
Triad Acq. Closed
'10 Capex and Well
Results Announced
2009 YE Reserves
FYE 2009
Operating
and Financial
Results
- New Borrowing Base
- 2010 CAPEX Announced
- 1Q10 Earnings Announced
Redeemed
Series B
Stock
Announcement
of DCP Pipeline
JV
Announcement
of Second
Eagle Ford JV
Sale of
Cinco
Terry
Announcement
of 1st
Marcellus
horizontal well
Announcement of
PostRock and NGAS
Acquisition
2010
YE
Reserves

Market Capitalization / Stock Price

Market Capitalization
Stock Price
$500,000,000
$450,000,000
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
5/26/2009
6/26/2009
7/26/2009
8/26/2009
9/26/2009
10/26/2009
11/26/2009
12/26/2009
1/26/2010
2/26/2010
3/26/2010
4/26/2010
5/26/2010
6/26/2010
7/26/2010
8/26/2010
9/26/2010
10/26/2010
11/26/2010
12/26/2010
1/26/2011

49

Share Price Performance vs. Peers

North American E&P - Share Price Performance 5/26/2009* - 1/18/2011
Magnum Hunter Resources Corporation
Energy XXI (Bermuda) Limited
Clayton Williams Energy, Inc.
Pioneer Natural Resources
Cimarex Energy Co.
Concho Resources Inc.
Venoco, Inc.
Callon Petroleum Company
Swift Energy Company
St. Mary Land & Exploration
Petroleum Development
Forest Oil Corporation
Newfield Exploration Company
W&T Offshore, Inc.
Anadarko Petroleum Corporation
Carrizo Oil & Gas, Inc.
Apache Corporation
Parallel Petroleum Corporation
Noble Energy Inc.
EOG Resources, Inc.
Crude Oil NYMEX
S&P500 INDEX,RTH
Plains Exploration & Production
Dow Jones Industrial Average
Devon Energy Corporation
Chesapeake Energy Corporation
Cabot Oil & Gas Corporation
Bill Barrett Corporation
Denbury Resources, Inc.
Nat Gas NYMEX
Crimson Exploration Inc.
Range Resources Corporation
Ultra Petroleum Corp.
Southwestern Energy Company
Petrohawk Energy Corporation
Goodrich Petroleum Corporation
Sandridge Energy Inc.
Comstock Resources, Inc.
GMX Resources, Inc.
-50%
450%
950%
1450%
1950%
2450%

*Announcement Date for Gary C. Evans & Ron Ormand joining company

50

Summary

➢ Experienced and Seasoned Management Team and Board
➢ Well Positioned in the Three Top Resources Plays in the US
➢ Diversified, Balanced Portfolio with Long Reserve Life
➢ 71% Crude Oil Production Mix
➢ Multi-year Drilling Inventory
➢ Strategic Acquisition Strategy Working
➢ Focus on Acquisitions of Distressed or “Off The Radar”
 Properties with Significant Pipeline of Transactions
 Predominately Located in Unconventional Resource Plays
➢ Ability to Attract New Equity and Debt Capital
➢ Significant Insider Ownership
➢ Primary Focus on Shareholder Returns

Appendix

Management Team

Gary C. Evans             Chairman and Chief Executive Officer
Jim Denny       Executive Vice President of Operations
Hershal (“Kip”) Ferguson III  Executive Vice President of Exploration
Ron Ormand     Executive Vice President and Chief Financial Officer
M. Bradley Davis    Senior Vice President of Capital Markets
Rick Farrell     Senior Vice President (Triad Hunter) of Business Development / Land
Paul M. Johnston   Senior Vice President and General Counsel
Don Kirkendall    Senior Vice President - Director of Products Marketing &
 Administration
David Krueger   Senior Vice President and Chief Accounting Officer
Kirk Trosclair         Senior Vice President (Triad Hunter) of Equipment Services
Brian Burgher   Vice President of Land
Debbie Funderburg       Vice President of Reservoir Engineering
David Lipp     Vice President of Business Development and Legal
Victor Ponce de Leon  Vice President of Finance and Treasurer

Management Bio’s
Gary C. Evans serves as Chairman of the Board and Chief Executive Officer. Mr. Evans founded and served as
Chairman and Chief Executive Officer of Magnum Hunter Resources (“MHRI”), a NYSE listed company, for 20 years before selling MHRI to Cimarex Energy for approximately $2.2 billion in June 2005. In 2005, Mr. Evans formed Wind
Energy, LLC, a renewable energy company which was acquired in December 2006 by Green Hunter Energy, Inc., a
NYSE Amex listed renewable energy company focusing on biodiesel, wind and biomass power, where he additionally serves as Chairman and CEO. Mr. Evans serves as an Individual Trustee of TEL Offshore Trust, a NASDAQ listed oil and gas trust, and is the Lead Director of Novavax Inc., a NASDAQ listed clinical-stage vaccine biotechnology company.

Ron Ormand serves as Executive Vice President, Chief Financial Officer, and Board Member. Mr. Ormand is a
member of the Board of Directors of Green Hunter Energy Inc, and previous member of the Board of Directors of
Tremisis Energy Acquisition Corporation II (“Tremisis”), both NYSE Amex listed companies. Mr. Ormand has over 25 years of energy investment banking experience, as Managing Director and Head of CIBC World Markets’ U.S. Oil and
Gas Investment Banking Group, and a member of its U.S. Investment Banking Management Committee. Mr. Ormand
also served as Managing Director and Head of the Oil and Gas Investment Banking Group for the Americas at West
LB, a German-based international bank. Mr. Ormand also previously served as President and Chief Financial Officer of
Tremisis. Mr. Ormand received a B.A. and an M.B.A. from UCLA and attended Cambridge University where he studied
Economics.
Jim Denny serves as Executive Vice President of Operations. Mr. Denny brings more than 35 years of industry related experience. Mr. Denny previously served as President and CEO of Gulf Energy Management Co., a wholly owned subsidiary of Harken Energy Corporation. He is a registered Professional Engineer (Louisiana) and is a Certified Earth
Scientist. He is also a member of various industry associations, including the American Petroleum Institute, National
Society of Professional Engineers, Society of Petroleum Engineers, and the Society of Petroleum Evaluation
Engineers. He is a graduate of the University of Louisiana-Lafayette with a B. S. in Petroleum Engineering.

Management Bio’s
Hershal (“Kip”) Ferguson, III serves as Executive Vice President of Exploration. Mr. Ferguson is a Houston, Texas
native and a third generation geologist. Graduating from the University of Texas in Austin, he has 22 years of experience in oil and gas exploration throughout the Gulf Coast, West Texas, and the Rocky Mountain Region.
Beginning his career with Sterling Production Company, handling exploration, development, and operations of their west Texas activities for 6 years until co-founding a private energy company, Sable Energy Corp.
M. Bradley Davis serves as Senior Vice President of Capital Markets. Joining the Company on July 13, 2009, Mr.
Davis has 28 years of experience and direct involvement in all facets of the energy industry, including nine years as a
Wall Street Senior Equity Research Analyst specializing in the small-to-mid capitalization independent exploration and production sector. He served from September 2002 until November 2004 as Senior Vice President of Capital Markets
and Corporate Development at the Old Magnum. From December 2004 until June 2005, when Old Magnum was acquired in a $2.2 billion dollar merger transaction by Cimarex , Mr. Davis served as Senior Vice president and Chief
Financial Officer. Since June 2005, Mr. Davis has been an active personal investor in the energy and agricultural sectors. A 1981 graduate of Baylor University (Waco, Texas), Mr. Davis received a Bachelor of Arts degree with majors in Business Administration and Political Science (International Relations).
Paul M. Johnston has 30 years of increasing responsibility and management experience in all facets of general corporate, finance, securities and regulatory related legal matters. He is a former partner with the Dallas-based law firm, Thompson & Knight, LLP, representing both private and publicly held companies during a twenty-year career with the firm. Mr. Johnston also has seven years of in-house counsel experience, including as Vice President and Corporate
Counsel, for a NYSE listed Fortune 250 company and most recently served as General Counsel for an SEC registered investment advisor involved in the management of onshore and offshore hedge funds. A 1977 graduate of Texas Tech
University with a Bachelor of Arts in History (with Honors), Mr. Johnston received his Juris Doctorate degree (with highest honors) from Texas Tech University in 1980. While attending law school, Mr. Johnston was a member of the
Order of the Coif and served as Managing Editor of the Law Review. Texas Monthly magazine listed Mr. Johnston as a
Texas Super Lawyer in 2004 and 2005.

Management Bio’s
Richard S. Farrell serves as Senior Vice President of Business Development and Land for our wholly-owned subsidiary Triad Hunter, LLC. Prior to joining the Company, Mr. Farrell served as President of JR Farrell Enterprises,
LLC, a firm active in Oil and Gas Exploration / Production / Land / Legal consulting, real estate and agricultural investments. From July 1999 until June 2005 Mr. Farrell served as Vice President Land — Onshore for Magnum
Hunter Resources, Inc. and its wholly-owned subsidiaries Prize Energy Corporation, Gruy Petroleum Management Co.
and Magnum Hunter Production, Inc. Mr. Farrell earned his Bachelor’s Degree in marketing from the University of
Richmond in 1979 and was honored as a member of Who’s Who in American College Students.
Don Kirkendall serves as Senior Vice President - Director of Products Marketing & Administration. Mr. Kirkendall
brings more than 25 years of diversified energy experience, including six years with the interstate pipeline business and
19 years of natural gas marketing and exploration experience. He co-founded and managed a successful natural gas marketing company along with an associated exploration company that specialized in drilling Texas Gulf Coast and
South Texas oil and gas prospects. Mr. Kirkendall received his BBA from Southwest Texas State University.
David S. Krueger serves as Senior Vice President and Chief Accounting Officer. Mr. Krueger served as Vice President and Chief Accounting Officer of Magnum Hunter Resources, Inc. from January 1997 to June 2005. From June 2005 to
May 2006, Mr. Krueger was Vice President and Chief Financial Officer for Sulphur River Exploration, Inc. in Dallas,
Texas. Also, Mr. Krueger has served as Vice President and Chief Financial Officer of GreenHunter Energy Inc. since
May 2006. Magnum Hunter Resources, Inc., Sulphur River Exploration, Inc. and GreenHunter Energy Inc. are not
parents, subsidiaries or affiliates of the Company. Mr. Krueger, a certified public accountant, graduated from the
University of Arkansas with a B.S. degree in Business Administration and earned his M.B.A. from the University of
Tulsa.
Kirk Trosclair serves as Senior Vice President of Equipment Services. Mr. Trosclair brings more than 15 years of oil
& gas service industry experience to Magnum Hunter Resources Corporation. His background includes logistics, construction, and business development experience. Prior to joining Magnum Hunter Resources Corporation, Mr.
Trosclair served as Director of Terminal Operations for GreenHunter Energy, Inc., and VP of Business Development for
InterMoor Inc., a wholly-owned subsidiary of Acteon. Mr. Trosclair received his Business Administration and A.S.
Petroleum Engineering Technology from Nicholls State University.

Management Bio’s
Brian Burgher serves as Vice President of Land. Mr. Burgher brings more than 25 years of continuous experience in land related areas to Magnum Hunter Resources Corporation. Mr. Burgher is a fourth generation oil and gas landman.
In addition to being an independent producer, Mr. Burgher has worked as field landman, field land broker, in-house landman, and land manager. Mr. Burgher attended both Baylor University and the University of Houston.
Debbie Funderburg serves as Vice President of Reservoir Engineering. Ms. Funderburg has over 28 years of experience in the oil and gas industry with extensive expertise in managing acquisition and divestment initiatives. Ms.
Funderburg previously worked for Sanchez Oil & Gas where she served as the Vice President of Engineering. Prior to
Sanchez, she was Manager of Business Development for Dominion E&P, playing a key role in the marketing and divestiture of its oil and gas assets. Ms. Funderburg was a member of the University of Texas External Advisory
Committee for Petroleum & Geosystems Engineering. Additionally, she has served in various officer and board of director capacities for the Society of Petroleum Engineers. Debbie graduated with a B.S in Chemical Engineering from the Ohio State University.
David Lipp serves as Vice President of Business Development and Legal. He has been with Magnum Hunter
Resources Corporation for two years, working in the finance, treasury, accounting and legal departments. Mr. Lipp received a Bachelor’s degree in Finance and a Masters degree in Accounting from Tulane University. He also received his J.D. from the University of Houston Law Center and is admitted to practice law in the State of Texas.
 Victor Ponce de León serves as Vice President of Finance and Treasurer. Mr. Ponce de León has 15 years of experience in the energy sector. As an investment banker with Morgan Keegan and WestLB AG, he worked on over
20 transactions, including structured and corporate financing, mergers & acquisitions and fairness opinions. As an equity research analyst, Mr. Ponce de León covered the exploration and production sector for CIBC World Markets,
Credit Lyonnais and Jefferies & Co. Mr. Ponce de León received a B.B.A. in Finance from the University of St. Thomas and a Certificate in Accounting from the University of Houston.

Magnum Hunter Resources (NYSE: MHR)
Contact Information
Equity Research
Analyst Coverage: BMO Capital Markets
   Canaccord Adams
   Capital One Southcoast, Inc.
   Global Hunter Securities, LLC
   Jefferies & Company, Inc.
   Johnson Rice & Company
   KeyBanc Capital Markets
   MLV Partners
   Pritchard Capital
   Rodman & Renshaw
   Standard & Poor’s, Inc.
   Stephens Inc.
   Sun Trust Robinson Humphrey
   Tuohy Brothers Investment Research
   Wunderlich Securities, Inc.
Website:   www.magnumhunterresources.com
Headquarters: 777 Post Oak Blvd, Suite 650
   Houston, TX 77056
   Office: (832) 369-6986
   Fax: (832) 369-6992
Contact:   M. Bradley Davis
   Senior Vice President of Capital
Markets
   (832) 203-4545

 bdavis@magnumhunterresources.com

Eureka Hunter Gas Pipeline Under Construction
West Virginia

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RESOURCES CORPORATION
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